MML SERIES INVESTMENT FUND
MML Foreign Fund
(the “Fund”)
Supplement dated July 1, 2019 to the
Prospectus dated May 1, 2019
This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.
Effective July 1, 2019, the following information supplements the information found in the section titled Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 85:
MML Foreign Fund. MML Advisers has agreed to voluntarily waive an additional .01% of its management fees. MML Advisers may amend or discontinue this waiver at any time without advance notice.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
L7352-19-01